Exhibit 99.4

OMNIBUS AMENDMENT NO. 1 to
AMENDED AND RESTATED CREDIT AGREEMENT (THREE-YEAR FACILITY),
AMENDMENT NO. 1 to LOCAL CURRENCY ADDENDUM

and

AMENDMENT NO. 1 to JAPAN LOCAL CURRENCY ADDENDUM

This OMNIBUS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (THREE-YEAR FACILITY), AMENDMENT NO. 1 TO LOCAL CURRENCY ADDENDUM and AMENDMENT NO. 1 TO JAPAN LOCAL CURRENCY ADDENDUM (this “Amendment”), dated as of September 8, 2016, is entered into by and among:

(i)            Caterpillar Inc. (“Caterpillar”);

(ii)           Caterpillar Financial Services Corporation (“CFSC”);

(iii)          Caterpillar Finance Kabushiki Kaisha (“CFC”);

(iv)          Caterpillar International Finance Limited (“CIF” and together with Caterpillar, CFSC and CFC, the “Borrowers”);

(v)           the Banks, Local Currency Banks and Japan Local Currency Banks party to the Existing Credit Agreement referenced below (collectively, the “Existing Banks”);

(vi)          The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent (the “Japan Local Currency Agent”) and as Japan Local Currency Bank (the “Japan Local Currency Bank”) under the Existing Credit Agreement;

(vii)         Citibank Europe plc, UK Branch, as Local Currency Agent (the “Local Currency Agent”) under the Existing Credit Agreement;

(viii)        Citibank, N.A., as Agent (the “Administrative Agent” and together with the Japan Local Currency Agent and the Local Currency Agent, the “Agents”) under the Existing Credit Agreement; and

(ix)          each party hereto as a “New Bank” (as defined below).

PRELIMINARY STATEMENTS

The Borrowers, the Existing Banks and the Agents are parties to the Amended and Restated Credit Agreement (Three-Year Facility) dated as of September 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

CFSC, CIF, the Local Currency Banks, the Administrative Agent and the Local Currency Agent are parties to the Local Currency Addendum dated as of September 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Local Currency Addendum”).

CFSC, CFC, the Japan Local Currency Banks, the Administrative Agent and the Japan Local Currency Agent are parties to the Japan Local Currency Addendum dated as of September 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Japan Local Currency Addendum”).

The Borrowers have requested that the Existing Credit Agreement, the Existing Local Currency Addendum and the Existing Japan Local Currency Addendum be amended as hereinafter set forth.

The Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Amended Credit Agreement”.  The Existing Local Currency Addendum, as amended by this Amendment, is referred to herein as the “Amended Local Currency Addendum”.  The Existing Japan Local Currency Addendum, as amended by this Amendment, is referred to herein as the “Amended Japan Local Currency Addendum”.

The Departing Banks (as defined below), if any, wish to terminate their respective Commitments and Revolving Credit Commitments under the Existing Credit Agreement and cease to be “Banks” party to the Existing Credit Agreement on the date hereof.

The New Banks, if any, wish to become parties to the Amended Credit Agreement as “Banks” on the date hereof.

Accordingly, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

SECTION 1.         Defined Terms.  Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Existing Credit Agreement.

SECTION 2.         Departing Banks and New Banks.

2.1.         The Existing Banks, including, without limitation, the Departing Banks (as defined below), hereby agree that the Administrative Agent shall have full power and authority to allocate the Commitments and Revolving Credit Commitments of the Existing Banks as in effect immediately prior to the date hereof such that, immediately after giving effect to such allocations on the date hereof, each Existing Bank (other than the Departing Banks) and each New Bank (as defined below) shall hold the “Commitment” and the “Revolving Credit Commitment” set forth next to its name on Schedule I hereto.  The Existing Banks, including, without limitation, the Departing Banks, further agree to make all assignments and/or transfers, and hereby consent to any such assignments and transfers, which may be necessary (including, without limitation, assignments of funded obligations) to effect the allocations described in the preceding sentence.

2.2.         Without limiting the foregoing, upon the effectiveness of this Amendment, each Departing Bank’s Commitments and Revolving Credit Commitments under the Existing

Credit Agreement immediately prior to giving effect to this Amendment shall be terminated.  No Departing Bank shall be a “Bank” party to the Amended Credit Agreement and the Departing Banks shall no longer have any rights or obligations under the Amended Credit Agreement (other than rights and obligations under those provisions of the Amended Credit Agreement that expressly survive termination thereof, which shall survive).

2.3.         Each New Bank hereby acknowledges and agrees that, by its execution of this Amendment, (i) such New Bank will be deemed to be a party to the Amended Credit Agreement as a “Bank”, (ii) such New Bank shall have all of the obligations of a “Bank” under the Amended Credit Agreement as if it had executed the same and (iii) such New Bank shall hold the “Commitment” and the “Revolving Credit Commitment” set forth next to its name on Schedule I hereto.  Each New Bank hereby agrees to be bound by all of the terms, provisions and conditions applicable to “Banks” contained in the Amended Credit Agreement.

2.4.         For purposes of this Amendment:

(a)                     “Departing Bank” means each Existing Bank that executes and delivers to the Administrative Agent a signature page to this Amendment on which it is indicated that such Existing Bank is a “Departing Bank”; and

(b)                     “New Bank” means each financial institution that executes and delivers to the Administrative Agent a signature page to this Amendment on which it is indicated that such financial institution is a “New Bank”.

SECTION 3.         Amendments to the Existing Credit Agreement.  Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Existing Credit Agreement is hereby amended as follows:

3.1.         The first reference to “Citibank International Limited” appearing in the Existing Credit Agreement is hereby replaced with “Citibank Europe plc, UK Branch (formerly known as Citibank International Limited)” and each following reference to “Citibank International Limited” appearing in the Existing Credit Agreement is hereby replaced with “Citibank Europe plc, UK Branch”.

3.2.         Each reference to “Caterpillar Finance Corporation” appearing in the Existing Credit Agreement is hereby replaced with “Caterpillar Finance Kabushiki Kaisha”.

3.3.         Section 1.01 of the Existing Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA

Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

3.4.         The definition of “Arrangers” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended to replace”J.P. Morgan Securities LLC” with “JPMorgan”.

3.5.         The definition of “CFSC Consolidated Debt” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended to replace “CSFC” with “CFSC”.

3.6.         The definition of “Defaulting Bank” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Defaulting Bank” means, at any time, subject to Section 2.18(d), (i) any Bank that has failed for two or more consecutive Business Days to comply with its obligations under this Agreement to make available its ratable portion of a Borrowing (each, a “funding obligation”), unless such Bank has notified the Agent and a Borrower in writing that such failure is the result of such Bank’s determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing), (ii) any Bank that has notified the Agent or a Borrower in writing, or has stated publicly, that it does not intend to comply with its funding obligations hereunder, unless such writing or statement states that such position is based on such Bank’s determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing or public statement), (iii) any Bank that has, for three or more Business Days after written request of the Agent or a Borrower, failed to confirm in writing to the Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (iii) upon the Agent’s and the Borrowers’ receipt of such written confirmation), (iv) any Bank with respect to which a Bank Insolvency Event has occurred and is continuing with respect to such Bank or its Parent Company, or (v) any Bank that has become the subject of a Bail-In Action; provided that a Bank shall not be a Defaulting Bank solely by virtue of the ownership or acquisition of any equity interest in such Bank or its Parent Company by a Governmental Authority or an instrumentality thereof.  Any determination by the Agent that a Bank is a Defaulting Bank under any of clauses (i) through (v) above will be conclusive and binding absent manifest error, and such Bank will be deemed to be a Defaulting Bank (subject to Section 2.18(d)) upon notification of such determination by the Agent to the Borrowers and the Banks.  The Agent will promptly send to all parties hereto a copy of any notice to the Borrowers provided for in this definition.”

3.7.         The definition of “Other Credit Agreements” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Other Credit Agreements” means (a) that certain Credit Agreement (2016 364-Day Facility), dated as of September 8, 2016, among the Borrowers, as borrowers thereunder, certain financial institutions party thereto, BTMU, as Japan Local Currency Agent, Citibank Europe plc, UK Branch, as Local Currency Agent, and Citibank, as agent for such banks, and (b) that certain Amended and Restated Credit Agreement (Five-Year Facility), dated as of September 10, 2015 (the “Five Year Agreement”), among the Borrowers, as Borrowers thereunder, certain financial institutions party thereto, BTMU, as Japan Local Currency Agent, Citibank Europe plc, UK Branch, as Local Currency Agent, and Citibank, as agent for such banks, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.”

3.8.         The definition of “Termination Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Termination Date” means, with respect to any Bank at any time, September 8, 2019.”

3.9.         The definition of “TIBO Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““TIBO Rate” means, with respect to a TIBO Rate Advance for the relevant Interest Period, the applicable Japanese Yen TIBOR interest rate displayed by the Japan Bankers’ Association on Reuters Screen 58143 (or other applicable screen for Japanese Yen) as of 11:00 a.m. (Tokyo time) two (2) Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period; provided, however, that if Reuters Screen 58143 is not available to the Japan Local Currency Agent for any reason, the applicable TIBO Rate for the relevant Interest Period shall instead be the rate determined by the Japan Local Currency Agent as the arithmetic average (rounded upward, if necessary, to an integral multiple of 1/16 of 1%) of the rates per annum (or the rate per annum, in the event there is only one Japan Local Currency Bank) reported to the Japan Local Currency Agent by each Japan Local Currency Bank as the rate at which such Japan Local Currency Bank offers to place deposits in Japanese Yen with leading banks in the Tokyo interbank market at approximately 11:00 a.m. (Tokyo time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of such Japan Local Currency Bank’s relevant TIBO Rate Advance and having a maturity equal to such Interest Period; provided, further, that if such rate is below zero, it will be deemed to be zero.”

3.10.       Clause (i) of Section 8.02(a) of the Existing Credit Agreement is hereby amended to replace the telecopier number “309-675-4315” with “309-675-5188”.

3.11.       Clause (iii) of Section 8.02(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(iii)      if to the Agent

Citibank, N.A.

Bank Loan Syndications

1615 Brett Rd., Building No. 3

New Castle, Delaware 19720

Attention of: Bank Loan Syndications

Telecopier No.: 646-274-5080

E-Mail Address: glagentofficeops@citi.com

with a copy to:

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention of: Lisa Stevens Harary

Telecopier No.: 212-816-3107

E-Mail Address: lisa.stevensharary@citi.com”

3.12.       Section 8.08(c) of the Existing Credit Agreement is hereby amended to replace “CIFC” with “CIF”.

3.13.       Article VIII of the Existing Credit Agreement is hereby amended to insert the following new Section 8.19 in its entirety immediately after Section 8.18 appearing therein:

“SECTION 8.19   Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in this Agreement, the Local Currency Addendum, the Japan Local Currency Addendum or in any other agreement, arrangement or understanding among any such parties, each party hereto and thereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement, the Local Currency Addendum, or the Japan Local Currency Addendum, as applicable, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder or thereunder which may be payable to it by any party hereto or thereto that is an EEA Financial Institution; and

(b)           the effects of any Bail-In Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement, the Local Currency Addendum or the Japan Local Currency Addendum; or

(iii)          the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

3.14.       Schedule I to the Existing Credit Agreement is hereby amended and restated in its entirety as Schedule I hereto.

3.15.       Exhibit F-2 of the Existing Credit Agreement is hereby amended and restated in its entirety as Exhibit C hereto.

SECTION 4.         Amendments to the Existing Local Currency Addendum.  Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Existing Local Currency Addendum is hereby amended as follows:

4.1.         Each reference to “Citibank International Limited” appearing in the Existing Local Currency Addendum is hereby replaced with “Citibank Europe plc, UK Branch”.

4.2.         Section 4.03(e) of the Existing Local Currency Addendum is hereby amended and restated in its entirety as follows:

“(e)         if to the Agent, at its address at Bank Loan Syndications, 1615 Brett Rd., Building No. 3, New Castle, Delaware 19720, Attention:  Bank Loan Syndications, Telecopier No. 646-274-5080 (glagentofficeops@citi.com), with a copy to Citibank, N.A., 388 Greenwich Street, New York, New York 10013, Attention:  Lisa Stevens Harary (E-Mail Address: lisa.stevensharary@citi.com);”

SECTION 5.         Amendments to the Existing Japan Local Currency Addendum.  Effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 7 below, the Existing Japan Local Currency Addendum is hereby amended as follows:

5.1.         Each reference to “Caterpillar Finance Corporation” appearing in the Existing Japan Local Currency Addendum is hereby replaced with “Caterpillar Finance Kabushiki Kaisha”.

5.2.         Section 4.03(e) of the Existing Japan Local Currency Addendum is hereby amended and restated in its entirety as follows:

“(e)         if to the Agent, at its address at Bank Loan Syndications, 1615 Brett Rd., Building No. 3, New Castle, Delaware 19720, Attention:  Bank Loan Syndications, Telecopier No. 646-274-5080 (glagentofficeops@citi.com), with a copy to Citibank, N.A., 388 Greenwich Street, New York, New York 10013, Attention:  Lisa Stevens Harary (E-Mail Address: lisa.stevensharary@citi.com);”

SECTION 6.         Reaffirmation of CFSC Guaranty.  CFSC hereby reaffirms all of its obligations under Article IX of the Amended Credit Agreement and acknowledges and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

SECTION 7.         Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof upon the Administrative Agent’s receipt of the following:

7.1.         duly executed counterparts of this Amendment from each Borrower, the Agents, each Existing Bank and each New Bank;

7.2.         evidence reasonably satisfactory to the Administrative Agent that all principal, accrued interest, fees, expenses, costs and other amounts outstanding under the terms of the Credit Agreement (2015 364-Day Facility) dated as of September 10, 2015 among the Borrowers and the other parties thereto, accrued to the date hereof, shall have been paid, and the commitments of the lenders thereunder to extend credit shall have terminated;

7.3.         the Administrative Agent shall have received, for the account of each applicable Bank, any upfront fees to be paid by any Borrower to such Banks in connection with this Amendment;

7.4.         certified copies of the resolutions of the Board of Directors of each Borrower evidencing corporate authority to execute and deliver this Amendment;

7.5.         an opinion letter of counsel for each of Caterpillar and CFSC, given upon their express instructions, substantially in the form of Exhibit A hereto; and

7.6.         an opinion letter of Sidley Austin LLP, counsel for the Administrative Agent, given upon the Administrative Agent’s express instructions, substantially in the form of Exhibit B hereto.

SECTION 8.         Covenants, Representations and Warranties of the Borrowers.

8.1.         Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Amended Credit Agreement, the Amended Local Currency Addendum and the Amended Japan Local Currency Addendum and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the date hereof.

8.2.         Each Borrower hereby represents and warrants that (a) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity and (b) on the date hereof, no Event of Default exists with respect to such Borrower and no event exists which, with the giving of notice, the lapse of time or both, would constitute an Event of Default with respect to such Borrower.

SECTION 9.         Reference to and Effect on the Existing Credit Agreement, the Existing Local Currency Addendum and the Existing Japan Local Currency Addendum.

9.1.         Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to any such agreement in any other document, instrument or agreement executed and/or delivered in connection with such agreement shall mean and be a reference to such agreement as amended hereby.

9.2.         Upon the effectiveness of this Amendment, each reference in the Amended Local Currency Addendum to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Existing Local Currency Addendum as amended hereby, and each reference to any such agreement in any other document, instrument or agreement executed and/or delivered in connection with such agreement shall mean and be a reference to such agreement as amended hereby.

9.3.         Upon the effectiveness of this Amendment, each reference in the Amended Japan Local Currency Addendum to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Existing Japan Local Currency Addendum as amended hereby, and each reference to any such agreement in any other document, instrument or agreement executed and/or delivered in connection with such agreement shall mean and be a reference to such agreement as amended hereby.

9.4.         Except as specifically amended above, the Existing Credit Agreement, the Existing Local Currency Addendum, the Existing Japan Local Currency Addendum, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

9.5.         The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Existing Credit Agreement, the Existing Local Currency Addendum, the Existing Japan Local Currency Addendum, the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 10.       Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  A facsimile or PDF copy of any signature hereto shall have the same effect as the original of such signature.

SECTION 11.       Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of New York without regard for conflict of law principles that would result in the application of any law other than the internal law of the State of New York.

SECTION 12.       Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives thereunto duly authorized as of the date first above written.

CATERPILLAR INC.

By	/s/ Richard D. Moore
Name: Richard D. Moore
Title: Treasurer

CATERPILLAR FINANCIAL SERVICES CORPORATION

By	/s/ Patrick T. McCartan
Name: Patrick T. McCartan
Title: Treasurer

CATERPILLAR INTERNATIONAL FINANCE LIMITED

By	/s/ Patrick T. McCartan
Name: Patrick T. McCartan
Title: Director

CATERPILLAR FINANCE KABUSHIKI KAISHA

By	/s/ Patrick T. McCartan
Name: Patrick T. McCartan
Title: Director

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

CITIBANK, N.A., as Administrative Agent

By	/s/ Richard D. Rivera
Name: Richard D. Rivera
Title: Vice President

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

CITIBANK EUROPE PLC, UK BRANCH, as Local Currency Agent

By	/s/ Emma Batchelor
Name: Emma Batchelor
Title: Assistant Vice President

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Japan Local Currency Agent

By	/s/ Tomoyuki Koike
Name: Tomoyuki Koike
Title: Chief Manager
Corporate Banking Department No. 1
Corporate Banking Division No. 3
Corporate Banking Group No. 1

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

CITIBANK, N.A., as a Bank and a Local Currency Bank

By	/s/ Richard D. Rivera
Name: Richard D. Rivera
Title: Vice President

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

BANK OF AMERICA, N.A., as a Bank

By	/s/ Brian Lukehart
	Name:	Brian Lukehart
	Title:	Director

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED, as a Local Currency Bank

By	/s/ Fiona Malitsky
	Name:	Fiona Malitsky
	Title:	Vice President

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

JPMORGAN CHASE BANK, N.A., as a Bank and a Local Currency Bank

By	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

BARCLAYS BANK PLC, as a Bank and a Local Currency Bank

By	/s/ Christopher Lee
Name: Christopher Lee
Title: Vice President

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By	/s/ Mark Campbell
	Name:	Mark Campbell
	Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Japan Local Currency Bank

By	/s/ Tomoyuki Koike
Name: Tomoyuki Koike
Title: Chief Manager
Corporate Banking Department No. 1
Corporate Banking Division No. 3
Corporate Banking Group No. 1

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

SOCIÉTÉ GÉNÉRALE, as a Bank and a Local Currency Bank

By	/s/ Kimberly Metzger
Name: Kimberly Metzger
Title: Director

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

BNP PARIBAS, as a Bank and a Local Currency Bank

By	/s/ Nader Tannous
	Name:	Nader Tannous
	Title:	Managing Director

By	/s/ Mike Hoffman
	Name:	Mike Hoffman
	Title:	Director

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank

By	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

By	/s/ Ross Levitsky
	Name:	Ross Levitsky
	Title:	Managing Director

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

HSBC BANK USA, NATIONAL ASSOCIATION, as a Bank

By	/s/ Paul L. Hatton
Name: Paul L. Hatton
Title: Managing Director

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum

and Amendment No. 1 to Japan Local Currency Addendum

ING BANK N.V., DUBLIN BRANCH, as a Bank

By	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By	/s/ Shaun Hawley
Name: Shaun Hawley
Title: Director

Signature Page to

Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

LLOYDS BANK PLC (formerly LLOYDS TSB BANK plc), as a Bank and a Local Currency Bank

By	/s/ Erin Walsh
	Name:	Erin Walsh
	Title:	Assistant Vice President
Transaction Execution-Category A W004

By	/s/ Joel Slomko
	Name:	Joel Slomko
	Title:	Assistant Vice President
Transaction Execution-Category A S008

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

ROYAL BANK OF CANADA, as a Bank

By	/s/ Edward Herko
	Name:	Edward Herko
	Title:	Authorized Signatory

ROYAL BANK OF CANADA, acting through its London Branch, as a Local Currency Bank

By	/s/ David Hayes
	Name:	David Hayes
	Title:	Director

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

TORONTO DOMINION (TEXAS) LLC, as a Bank

By	/s/ Lexanne Cooper
	Name:	Lexanne Cooper
	Title:	Authorized Signatory

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By	/s/ James N. DeVries
	Name:	James N. DeVries
	Title:	Senior Vice President

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

COMMERZBANK AG, NEW YORK BRANCH, as a Bank and a Local Currency Bank

By	/s/ Michael Ravelo
	Name:	Michael Ravelo
	Title:	Director

By	/s/ Vanessa De La Ossa
	Name:	Vanessa De La Ossa
	Title:	Assistant Vice President

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

THE NORTHERN TRUST COMPANY, as a Bank

By	/s/ Keith L. Burson
	Name:	Keith L. Burson
	Title:	Vice President

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

MIZUHO BANK, LTD., as a Bank

By	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By	/s/ Emma Clifford
	Name:	Emma Clifford
	Title:	Vice President & Portfolio Manager

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

AUSTRALIA AND NEW ZEALAND
BANKING GROUP LIMITED, as a Bank

By	/s/ Robert Grillo
	Name:	Robert Grillo
	Title:	Director

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

THE BANK OF NOVA SCOTIA, as a Bank

By	/s/ Paula Czach
	Name:	Paula Czach
	Title:	Managing Director

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

KBC BANK NV, NEW YORK BRANCH, as a Bank and a Local Currency Bank

By	/s/ Iryna Leff
	Name:	Iryna Leff
	Title:	Analyst

By	/s/ Thomas R. Lalli
	Name:	Thomas R. Lalli
	Title:	Managing Director

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

STANDARD CHARTERED BANK, as a Bank

By	/s/ Steven Aloupis
	Name:	Steven Aloupis
	Title:	Managing Director, Loan Syndications

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

CHINA CONSTRUCTION BANK CORPORATION, BEIJING BRANCH, as a Bank

By	/s/ Xinli Wang
	Name:	Xinli Wang
	Title:	Vice-President

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Bank

By	/s/ Michael D’Anna
	Name:	Michael D’ Anna
	Title:	Executive Director

By	/s/ Linjia Zhou
	Name:	Linjia Zhou
	Title:	Executive Director

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

WESTPAC BANKING CORPORATION, as a Bank

By	/s/ Su-Lin Watson
	Name:	Su-Lin Watson
	Title:	Director

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

BANCO BILBAO VIZCAYA ARGENTARIA
S.A., NEW YORK BRANCH, as a Bank

By	/s/ Cara Younger
	Name:	Cara Younger
	Title:	Director

By	/s/ Cristina Cignoli
	Name:	Cristina Cignoli
	Title:	Vice President

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

THE BANK OF NEW YORK MELLON, as a Bank

By	/s/ David B. Wirl
	Name:	David B. Wirl
	Title:	Managing Director

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

ITAU UNIBANCO S.A., NEW YORK BRANCH, as a Bank

By	/s/ Claudia Lopes
	Name:	Claudia Lopes
	Title:	Deputy General Manager

By	/s/ Jorge Vera
	Name:	Jorge Vera
	Title:	Middle Office Manager

Signature Page to
Omnibus Amendment No. 1 to Caterpillar Credit Agreement (Three-Year Facility),
Amendment No. 1 to Local Currency Addendum
and Amendment No. 1 to Japan Local Currency Addendum

Schedule I

COMMITMENTS

BANK	COMMITMENT	REVOLVING CREDIT COMMITMENT
Citibank, N.A.	$221,000,000.00	$195,500,000.00
Bank of America, N.A.	$221,000,000.00	$201,500,000.00
JPMorgan Chase Bank, N.A.	$221,000,000.00	$195,500,000.00
Barclays Bank PLC	$195,000,000.00	$172,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$195,000,000.00	$120,000,000.00
Société Générale	$195,000,000.00	$175,500,000.00
BNP Paribas	$110,500,000.00	$106,750,000.00
Deutsche Bank AG New York Branch	$110,500,000.00	$110,500,000.00
HSBC Bank USA, National Association	$110,500,000.00	$110,500,000.00
ING Bank N.V. Dublin Branch	$110,500,000.00	$110,500,000.00
Lloyds Bank plc	$110,500,000.00	$100,000,000.00
Royal Bank of Canada	$110,500,000.00	$100,000,000.00
Toronto Dominion (Texas) LLC	$110,500,000.00	$110,500,000.00
U.S. Bank National Association	$110,500,000.00	$110,500,000.00
Commerzbank AG, New York Branch	$84,500,000.00	$76,250,000.00
The Northern Trust Company	$65,000,000.00	$65,000,000.00
Mizuho Bank, Ltd.	$58,500,000.00	$58,500,000.00
Wells Fargo Bank, National Association	$58,500,000.00	$58,500,000.00
Australia and New Zealand Banking Group Limited	$39,000,000.00	$39,000,000.00
The Bank of Nova Scotia	$39,000,000.00	$39,000,000.00
KBC Bank NV, New York Branch	$39,000,000.00	$34,500,000.00
Standard Chartered Bank	$39,000,000.00	$39,000,000.00
China Construction Bank Corporation Beijing Branch	$32,500,000.00	$32,500,000.00
Industrial and Commercial Bank of China Limited, New York Branch	$32,500,000.00	$32,500,000.00
Westpac Banking Corporation	$32,500,000.00	$32,500,000.00
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$26,000,000.00	$26,000,000.00
The Bank of New York Mellon	$26,000,000.00	$26,000,000.00
Itau Unibanco S.A., New York Branch	$26,000,000.00	$26,000,000.00
Total	$2,730,000,000.00	$2,505,000,000.00

EXHIBIT A

FORM OF OPINION OF COUNSEL
FOR EACH OF CATERPILLAR AND CFSC

September 8, 2016

To the Banks listed on Schedule I hereto
and to Citibank, N.A., as Agent[, Citibank

Europe plc, UK Branch, as Local Currency Agent, and

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Japan Local Currency Agent]

Re:  [Name of Applicable Borrower]

Ladies and Gentlemen:

I am in-house counsel for [Name of Applicable Borrower], a Delaware corporation (the “Borrower”), and give this opinion pursuant to Section 7.5 of the Omnibus Amendment No. 1 to Amended and Restated Credit Agreement (Three-Year Facility), Amendment No. 1 to Local Currency Addendum and Amendment No. 1 to Japan Local Currency Addendum, dated as of September 8, 2016 (the “Amendment”), among the Borrower, [Caterpillar Inc./Caterpillar Financial Services Corporation], Caterpillar International Finance Limited, Caterpillar Finance Kabushiki Kaisha, the Existing Banks parties thereto, the New Banks parties thereto, Citibank Europe plc, UK Branch, as Local Currency Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent, and Citibank, N.A., as Agent for said Banks.  Terms defined in the Amended Credit Agreement (as defined below) are used herein as therein defined.

I have examined the Amendment, the Amended and Restated Credit Agreement (Three-Year Facility) dated as of September 10, 2015 (the “Original Credit Agreement”); [the Local Currency Addendum, dated as of September 10, 2015 (the “Original Local Currency Addendum”); the Japan Local Currency Addendum, dated as of September 10, 2015 (the “Original Japan Local Currency Addendum”);] the documents furnished by the Borrower pursuant to Section 7 of the Amendment; the [[Restated] Certificate of Incorporation] of the Borrower and any amendments thereto, as currently in effect (the “Charter”); and the [bylaws] of the Borrower and any amendments thereto, as currently in effect (the “Bylaws”).  In addition, I have examined the originals, or copies certified to my satisfaction, of such other corporate records of the Borrower, certificates of public officials, and agreements, instruments and other documents, and have conducted such other investigations of fact and law, as I have deemed necessary or advisable for purposes of this opinion letter.

The Original Credit Agreement, as amended by the Amendment, is referred to herein as the “Amended Credit Agreement”.  The Original Local Currency Addendum, as

amended by the Amendment, is referred to herein as the “Amended Local Currency Addendum”.  The Original Japan Local Currency Addendum, as amended by the Amendment, is referred to herein as the “Amended Japan Local Currency Addendum”.

In rendering my opinion, I have assumed the due authorization, execution and delivery of each document referred to herein by all parties to such document other than the Borrower.

Based upon the foregoing, and subject to the comments and qualifications set forth below, it is my opinion that:

1.             The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing as a foreign corporation in each of the jurisdictions listed in Schedule II to this opinion letter.

2.             The execution and delivery by the Borrower of the Amendment and performance by the Borrower of the Amendment [,][and] the Amended Credit Agreement [, the Amended Local Currency Addendum and the Amended Japan Local Currency Addendum](1) are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under (i) the Charter or the Bylaws or (ii) in any material respect, the General Corporation Law of the State of Delaware or any United States Federal or [New York State][Tennessee] law, rule or regulation applicable to the Borrower (I express no opinion relating to the United States federal securities laws or any state securities or Blue Sky laws), (iii) any agreement filed as an exhibit to the Borrower’s annual report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 16, 2016, or any agreement filed or incorporated by reference as an exhibit to a filing of the Borrower under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, with the Commission from February 16, 2016 up to and including the date hereof, or (iv) any material judgment, injunction order or decree binding upon the Borrower.

3.             No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body of the United States[,][or] the State of Delaware [or the State of New York] that in my experience would normally be applicable to general business entities is required for the execution and delivery by the Borrower of the Amendment and performance by the Borrower of the Amendment [,][and] the Amended Credit Agreement [, the Amended Local Currency Addendum and the Amended Japan Local Currency Addendum](2) (but I express no opinion relating to any state securities or Blue Sky laws).

4.             The Amendment has been duly executed and delivered by a duly authorized officer of the Borrower.  Assuming that the Agent, the Local Currency Agent, the Japan Local Currency Agent, and each Bank party to the Amendment have duly executed and

(1)           For CFSC opinion.

(2)           For CFSC opinion.

delivered the Amendment and that each such Bank has notified the Agent that such Bank has executed the Amendment, each of the Amendment [,][and] the Amended Credit Agreement [, the Amended Local Currency Addendum and the Amended Japan Local Currency Addendum], is the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

5.             There is no pending or, to my actual knowledge, threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which purports to affect the legality, validity or enforceability of the Amendment [,][or] the Amended Credit Agreement [, the Amended Local Currency Addendum or the Amended Japan Local Currency Addendum,] or which is reasonably likely to materially adversely affect (i) the financial condition or operations of the Borrower and its consolidated Subsidiaries taken as a whole or (ii) the ability of the Borrower to perform its obligations under the Amendment [,][or] the Amended Credit Agreement [, the Amended Local Currency Addendum and the Amended Japan Local Currency Addendum].

Insofar as the foregoing opinions relate to the valid existence and good standing of the Borrower, they are based solely on confirmation from public officials.  Insofar as the foregoing opinions relate to the validity, binding effect or enforceability of any agreement or obligation of the Borrower, such opinions are subject to (i) applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity and (ii) limitations under applicable law or public policy on waivers of rights or defenses.

I express no opinion as to (i) Sections 2.13 and 8.05 of the Amended Credit Agreement[, or any comparable provisions of the Amended Japan Local Currency Addendum or the Amended Local Currency Addendum], insofar as they provide that any Bank purchasing a participation from another Bank pursuant thereto may exercise set-off or similar rights with respect to such participation or that any Affiliate of a Bank may exercise set-off or similar rights with respect to such Bank’s claims under the Amended Credit Agreement[, the Amended Japan Local Currency Addendum or the Amended Local Currency Addendum]; (ii) Section 2.12(c), 7.09 or 8.04(c) of the Amended Credit Agreement[, or any comparable provisions of the Amended Japan Local Currency Addendum or the Amended Local Currency Addendum], to the extent that any such section may be construed as requiring indemnification with respect to a claim, damage, liability or expense incurred as a result of any violation of law by a Bank[,][or] the Agent [the Local Currency Agent or the Japan Local Currency Agent]; (iii) Section 8.08(c) of the Amended Credit Agreement [or any comparable provisions of the Amended Japan Local Currency Addendum or the Amended Local Currency Addendum], insofar as [any] such provision relates to the subject matter jurisdiction of the United States District Court to adjudicate any controversy related to the Amended Credit Agreement; (iv) Sections 8.10 or 8.12, [or ]the last sentence of Section 8.08(b) of the Amended Credit Agreement [or any comparable provisions of the Amended Japan Local Currency Addendum or the Amended Local Currency Addendum] or (v) clauses (B) and (C) of Section 8.08(c) of the Amended Credit Agreement, insofar as either such clause relates to the submission to jurisdiction in any Illinois State or United States federal court sitting in Chicago, Illinois (and any appellate court hearing appeals from any such court) or any United States federal court sitting in Nashville, Tennessee (and any appellate court hearing appeals from any such court), as applicable.

For the purposes of my opinion above as it pertains to the enforceability of the provisions contained in Section 8.08 of the Amended Credit Agreement (and any similar provisions contained in the Amended Local Currency Addendum or the Amended Japan Local Currency Addendum) pursuant to which the parties thereto agree that the laws of the State of New York shall govern such documents, I have assumed that the parties did not enter into any of the agreements described herein with knowledge or deliberate ignorance of the illegality of such document in its place of performance.

[For Cat Financial:][I am qualified to practice law in the State of Tennessee and do not purport to be an expert on, or to express any opinion concerning, any laws other than the law of the State of Tennessee, the General Corporation Law of the State of Delaware and the federal law of the United States.  Insofar as the opinions expressed in paragraphs 2, 3 and 4 above relate to matters which are governed by the laws of the State of New York, I have assumed for purposes of rendering such opinions that the applicable laws of the State of New York are substantially identical to the laws of the State of Tennessee.]

[For Caterpillar Inc.:] [In rendering the opinion in numbered paragraph 2, I have assumed that to the extent any document referred to in clause (iii) of numbered paragraph 2 is governed by the law of a jurisdiction other than those referred to in the following paragraph, such document would be interpreted in accordance with its plain meaning.]

[The foregoing opinions are limited to the federal law of the United States of America, the law of the State of [New York][Tennessee] and the General Corporation Law of the State of Delaware.]

This opinion letter is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond the matters expressly set forth herein.  The opinions expressed herein are being delivered to you as of the date hereof in connection with the transactions described hereinabove and are solely for your benefit in connection with the transactions described hereinabove and may not be relied on, used, circulated, quoted or otherwise referred to in any manner or for any purpose by any other Person, nor any copies published, communicated or otherwise made available in whole or in part to any other Person without my specific prior written consent, except that (A) you may furnish copies hereof, (i) to your independent auditors and attorneys, (ii) upon the request of any state or federal authority or official having regulatory jurisdiction over you, (iii) pursuant to order or legal process of any court or governmental agency and (iv) to any of your permitted or prospective assigns and/or participants in respect of the Amended Credit Agreement, the Amended Japan Local Currency Addendum and the Amended Local Currency Addendum and (B) assignees that become Banks party to the Amended Credit Agreement pursuant to Section 8.07 thereof may rely on this opinion as if addressed to them on the date hereof, on the condition and understanding that (i) this opinion letter speaks only as of the date hereof as described below and (ii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time such person becomes an assignee, including any changes in law, facts or any other developments known to or reasonably knowable by such person at such time.  I assume no obligation to advise you or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Very truly yours,

Schedule I

Schedule II

[Caterpillar Inc.

Alabama

Arizona

California

Georgia

Illinois

Indiana

Kentucky

Minnesota

Mississippi

Nebraska

North Carolina

South Carolina

Tennessee

Texas

Virginia

Wisconsin]

[Cat Financial

Tennessee]

EXHIBIT B

FORM OF OPINION OF SPECIAL NEW YORK COUNSEL
TO THE AGENT

September 8, 2016

To the Banks listed on Exhibit A
hereto and to Citibank, N.A.,
as Agent, Citibank Europe plc, UK

Branch, as Local Currency Agent, and

The Bank of Tokyo-Mitsubishi UFJ,

Ltd., as Japan Local Currency Agent

Re:          Caterpillar Inc., Caterpillar Financial Services Corporation, Caterpillar International Finance Limited and Caterpillar Finance Kabushiki Kaisha (collectively, the “Borrowers” and individually a “Borrower”)

Ladies and Gentlemen:

We have acted as special New York counsel to Citibank, N.A. (“Citibank”), individually and as Agent, in connection with the preparation, execution and delivery of the Omnibus Amendment No. 1 to Amended and Restated Credit Agreement (Three-Year Facility), Amendment No. 1 to Local Currency Addendum and Amendment No. 1 to Japan Local Currency Addendum, dated as of September 8, 2016 (the “Amendment”), among the Borrowers, the Existing Banks parties thereto, the New Banks parties thereto, Citibank Europe plc, UK Branch, as Local Currency Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent, and Citibank, as Agent for said Banks.  Terms defined in the Amended Credit Agreement (as defined below) are used herein as therein defined.

In that connection, we have examined the following documents:

(1)           Counterparts of the following documents executed by each of the parties thereto:

(a)           the Amendment;

(b)           the Japan Local Currency Addendum dated as of September 10, 2015 (the “Original Japan Local Currency Addendum”);

(c)           the Local Currency Addendum dated as of September 10, 2015 (the “Original Local Currency Addendum”); and

(d)           the Amended and Restated Credit Agreement (Three-Year Facility) dated as of September 10, 2015 (the “Original Credit Agreement”).

(2)           The opinion of Leslie S. Zmugg, internal counsel for Caterpillar Inc. (“Caterpillar”), dated as of the date hereof.

(3)           The opinion of Kendrick Vaughn, internal counsel for Caterpillar Financial Services Corporation (“CFSC”), dated as of the date hereof.

The Original Credit Agreement, as amended by the Amendment, is referred to herein as the “Amended Credit Agreement”.  The Original Local Currency Addendum, as amended by the Amendment, is referred to herein as the “Amended Local Currency Addendum”.  The Original Japan Local Currency Addendum, as amended by the Amendment, is referred to herein as the “Amended Japan Local Currency Addendum”.  For purposes hereof, “Opinion Documents” means the Amendment, the Amended Credit Agreement, the Amended Local Currency Addendum and the Amended Japan Local Currency Addendum.

In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the parties executing such documents, and the conformity to the originals of all such documents submitted to us as copies.  We have relied upon, and assumed the accuracy of, all such certificates and representations, documents and records and the representations and warranties made by the Borrowers in the Opinion Documents, in each case with respect to the factual matters set forth therein.

In rendering the opinions set forth herein, we have also assumed that:

(a) the parties to the Opinion Documents (including the Borrowers) are duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of organization and have the requisite corporate, banking or other organizational power (as applicable) to enter into the Opinion Documents; and

(b)  the execution and delivery of each of the Opinion Documents have been duly authorized by all necessary corporate, banking or other organizational action (as applicable) and proceedings on the part of the parties thereto; each such document has been duly executed and delivered by the parties thereto and constitutes the valid and binding obligations of the parties thereto other than the Caterpillar and CFSC (all such parties other than Caterpillar and CFSC being hereinafter referred to as the “Non-Covered Parties”), enforceable against such Non-Covered Parties in accordance with their respective terms; the respective terms and provisions of each Opinion Document do not, and the execution, delivery and performance its obligations thereunder by each of the parties thereto will not, violate the articles or certificate of incorporation or other charter document, organizational agreement or by-laws of Caterpillar, CFSC or any Non-Covered Party or any law, order or decree of any court, administrative agency or other governmental authority binding on Caterpillar, CFSC or any Non-Covered Party, or result in a breach of or cause a default under any contract or indenture to which Caterpillar, CFSC or any Non-Covered Party is a party or by which it is bound.

2

To the extent that the assumptions expressed in clauses (a) and (b) of the immediately preceding paragraph involve conclusions as to the matters set forth in the opinions of counsel referred to in items (2) and (3) above, we have assumed without independent investigation the correctness of the matters set forth therein.

Based upon the foregoing examination of documents and assumptions, and subject to the qualifications contained herein, and upon such other investigation as we have deemed necessary, we are of the opinion that (a) each of the Amendment and the Amended Credit Agreement is the valid and binding obligation of each of Caterpillar and CFSC, respectively, enforceable against such Borrower in accordance with its terms; (b) the Amended Local Currency Addendum is the valid and binding obligation of CFSC, enforceable against CFSC in accordance with its terms and (c) the Amended Japan Local Currency Addendum is the valid and binding obligation of CFSC, enforceable against CFSC in accordance with its terms.

Our opinion above is subject to the following qualifications:

(i)            Our opinion above is subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing.  In applying such principles, a court, among other things, might not allow a creditor to accelerate maturity of a debt upon the occurrence of a default deemed immaterial or might decline to order a debtor to perform covenants.  Such principles applied by a court include a requirement that a creditor act with reasonableness and in good faith.

(ii)           Our opinion above is also subject (i) to the effect of any applicable bankruptcy, insolvency, liquidation, dissolution, reorganization, fraudulent conveyance, moratorium or similar law affecting creditors’ rights generally, (ii) to the effect of any federal or state law, rule or regulation (including any federal or state securities law, rule or regulation) or public policy, to the extent that such law, rule, regulation or public policy limits rights to indemnification and (iii) to limitations under applicable law or public policy on waivers of rights or defenses.

(iii)          Our opinion above is limited to the law of the State of New York, and we do not express any opinion herein concerning any other law.  Without limiting the generality of the foregoing, we express no opinion as to (i) the effect of the law of any jurisdiction, other than the State of New York, wherein any Bank may be located or wherein enforcement of the Amendment, the Amended Credit Agreement, the Amended Japan Local Currency Addendum or the Amended Local Currency Addendum may be sought which limits the rates of interest legally chargeable or collectible, or (ii) whether any of the Banks is “doing business” in the State of New York.

(iv)          We express no opinion as to the effect of the compliance or noncompliance of the Agent, the Japan Local Currency Agent, the Local Currency Agent or any of the Banks with any state or federal laws or regulations applicable to any such

3

party because of such party’s legal or regulatory status, the nature of such party’s business or the authority of any party to conduct business in any jurisdiction.  Without limiting the foregoing, to the extent that any of the transactions contemplated by any of the Opinion Documents qualifies as a “swap” or other instrument, agreement or activity subject to the requirements of Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Reform Act”), we express no opinion as to whether any filings or other actions may be required under the terms of the Reform Act with respect to such swaps, instruments, agreements or other activities.

(v)           We express no opinion as to (i) Sections 2.13 or 8.05 of the Amended Credit Agreement, or any comparable provisions under the Amended Japan Local Currency Addendum or the Amended Local Currency Addendum, insofar as they provide that any Bank purchasing a participation from another Bank pursuant thereto may exercise set-off or similar rights with respect to such participation or that any Affiliate of a Bank may exercise set-off or similar rights with respect to such Bank’s claims under the Amended Credit Agreement, the Amended Japan Local Currency Addendum or the Amended Local Currency Addendum; (ii) Sections 2.12(c), 7.09 or 8.04(c) of the Amended Credit Agreement or any comparable provisions of the Amended Japan Local Currency Addendum or the Amended Local Currency Addendum, to the extent that any such section or provision may be construed as requiring indemnification with respect to a claim, damage, liability or expense incurred as a result of any violation of law by a Bank, the Agent, the Local Currency Agent or the Japan Local Currency Agent; (iii) Section 8.08(c) of the Amended Credit Agreement, or any comparable provisions of the Amended Japan Local Currency Addendum or the Amended Local Currency Addendum, insofar as any such provision relates to the subject matter jurisdiction of the United States District Court to adjudicate any controversy related to the Amended Credit Agreement; (iv) Sections 8.10 or 8.12, the last sentence of Section 8.08(b) of the Amended Credit Agreement or any comparable provisions of the Amended Japan Local Currency Addendum or the Amended Local Currency Addendum or (v) clauses (B) and (C) of Section 8.08(c) of the Amended Credit Agreement, insofar as either such clause relates to the submission to jurisdiction in any Illinois State or United States federal court sitting in Chicago, Illinois (and any appellate court hearing appeals from any such court) or any United States federal court sitting in Nashville, Tennessee (and any appellate court hearing appeals from any such court), as applicable.

(vi)          We express no opinion as to the legality, validity or enforceability of any of the Amendment, the Amended Credit Agreement, the Amended Japan Local Currency Addendum or the Amended Local Currency Addendum with regard to or as against Caterpillar International Finance Limited (“CIF”) or Caterpillar Finance Kabushiki Kaisha (“CFC”).

(vii)         For the purposes of our opinion above as it pertains to the enforceability of the provisions contained in Section 8.08 of the Amended Credit Agreement (and any similar provisions contained in any of the other Opinion Documents) pursuant to which

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the parties thereto agree that the laws of the State of New York shall govern such documents, we have assumed that the parties did not enter into the Opinion Documents with knowledge or deliberate ignorance of the illegality of such document in its place of performance.

This opinion is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond the matters expressly set forth herein.  The opinion expressed herein is being delivered to you as of the date hereof in connection with the transactions described hereinabove and is solely for your benefit in connection with the transactions described hereinabove and may not be relied on in any manner for any other purpose and may not be relied on for any purpose by any other person, nor any copies published, communicated or otherwise made available in whole or in part to any other person or entity without our specific prior written consent, except that (A) you may furnish copies hereof, (i) to your independent auditors and attorneys, (ii) upon the request of any state or federal authority or official having regulatory jurisdiction over you, (iii) pursuant to order or legal process of any court or governmental agency and (iv) to any of your permitted or prospective assigns and/or participants in respect of the Amendment, the Amended Credit Agreement, the Amended Japan Local Currency Addendum and the Amended Local Currency Addendum and (B) assignees that become Banks party to the Amended Credit Agreement pursuant to Section 8.07 thereof may rely on this opinion as if addressed to them on the date hereof, on the condition and understanding that (i) this opinion letter speaks only as of the date hereof as described below and (ii) any such reliance by a future assignee must be actual and reasonable under the circumstances existing at the time such person becomes an assignee, including any changes in law, facts or any other developments known to or reasonably knowable by such person at such time.

The opinion expressed herein is based solely on factual matters in existence as of the date hereof and laws and regulations in effect on the date hereof, and we assume no obligation to revise or supplement this opinion letter to reflect any matters which may hereafter come to our attention, or should such factual matters change or should such laws or regulations be changed by legislative or regulatory action, judicial decision or otherwise.

Very truly yours,

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EXHIBIT A
to the Opinion
of Sidley Austin LLP

Banks

EXHIBIT C

EXHIBIT F-2

FORM OF COMPLIANCE CERTIFICATE
CATERPILLAR FINANCIAL SERVICES CORPORATION

To:                             The Banks which are parties to the

Credit Agreement described below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement (Three-Year Facility) dated as of September 10, 2015, as the same may be amended, restated, supplemented or otherwise modified from time to time (the “Agreement”) among Caterpillar Inc., Caterpillar Financial Services Corporation, Caterpillar International Finance Limited and Caterpillar Finance Corporation (collectively, the “Borrowers”), the Banks party thereto, Citibank International Limited, as Local Currency Agent, The Bank of Tokyo-Mitsubishi UFJ Ltd., as Japan Local Currency Agent, Citibank, N.A., as agent for the Banks. Capitalized terms used and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

I am the duly elected                                             of Caterpillar Financial Services Corporation (the “Borrower”).

I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default with respect to the Borrower during or at the end of the accounting period covered by the attached financial statements or as of the date hereof.

As required pursuant to Section 5.04(a) of the Agreement, the Borrower’s ratio (the “Leverage Ratio”) of CFSC Consolidated Debt to CFSC’s Consolidated Net Worth, equal to the average of the Leverage Ratios as determined on the last day of each of the six preceding calendar months, as of the end of the accounting period covered by the attached financial statements, is not greater than 10.0 to 1, as shown below.(3)

a. CFSC Consolidated Debt*	$
b. CFSC’s Consolidated Net Worth*	$

(3) It being understood that rounding may cause minor discrepancies with the previous three Compliance Certificates delivered.

c. Leverage Ratio (6-month moving average)
d. Leverage Ratio (at December 31, 20 )

* At end of current accounting period

As required pursuant to Section 5.04(b) of the Agreement, the ratio of (1) the Borrower’s profit excluding income taxes, Interest Expense and Net Gain/(Loss) From Interest Rate Derivatives to (2) Interest Expense, computed as of the end of the calendar quarter covered by the attached financial statements for the rolling four-quarter period then most recently ended, is not less than 1.15 to 1, as shown below.(4)

a. Profit excluding income taxes, Interest Expense and excluding Net Gain/(Loss) From Interest Rate Derivatives	$

b. Interest Expense	$

c. Ratio of profit excluding income taxes, Interest Expense and Net Gain/(Loss) From Interest Rate Derivatives to Interest Expenses (a÷b)

The foregoing certifications and the financial statements delivered with this Certificate in support hereof, are made and delivered this              day of                           , 20    .

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:
Name:
Title:

(4) It being understood that rounding may cause minor discrepancies with the previous three Compliance Certificates delivered.

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